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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 15, 1999


                          GENESIS HEALTH VENTURES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


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            Pennsylvania                                 1-11666                                 06-1132947
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  (State or other jurisdiction of               (Commission File Number)                      (I.R.S. Employer
          incorporation or                                                                 Identification Number)
           organization)
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                              101 East State Street
                       Kennett Square, Pennsylvania 19348
               -------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (610) 444-6350
                                                           --------------



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Item 5.  Other Events.

         On November 15, 1999, Genesis Health Ventures, Inc. ("Genesis") announced the closing of its transaction with The Cypress Group L.L.C. ("Cypress") and TPG Partners II, L.P. ("TPG") to restructure the Multicare joint venture.

Background

         In October 1997, Genesis, affiliates of Cypress, TPG and certain of its affiliates and an affiliate of Nazem, Inc. ('Nazem") acquired all of the issued and outstanding common stock of Genesis ElderCare Corp., a Delaware corporation. Cypress, TPG and Nazem purchased 210,000, 199,500 and 10,500 shares of Genesis ElderCare Corp. common stock, respectively, representing in the aggregate approximately 56.4% of the issued and outstanding common stock of Genesis ElderCare Corp., for an aggregate purchase price of $420 million. Genesis purchased 325,000 shares of Genesis ElderCare Corp. common stock, representing approximately 43.6% of the issued and outstanding common stock of Genesis ElderCare Corp., for an aggregate purchase price of $325 million. Cypress, TPG and Nazem are sometimes collectively referred to herein as the "Sponsors."

         In connection with their investments in the common stock of Genesis ElderCare Corp., Genesis, Cypress, TPG and Nazem entered into a stockholders agreement dated as of October 9, 1997 (the "Multicare Stockholders Agreement"), relating to their respective ownership interests in Genesis ElderCare Corp.

         In October 1997, as a result of a tender offer and a merger transaction, Genesis ElderCare Corp. acquired 100% of the outstanding shares of common stock of The Multicare Companies, Inc. ("Multicare"), making Multicare a wholly-owned subsidiary of Genesis ElderCare Corp.

         On October 9, 1997, Genesis ElderCare Corp. and Genesis ElderCare Network Services, Inc., a wholly-owned subsidiary of Genesis, entered into a management agreement (the "Management Agreement") pursuant to which Genesis ElderCare Network Services manages Multicare's operations.

         Genesis, Cypress, TPG and Nazem also entered into an agreement, dated as of October 9, 1997 (the "Put/Call Agreement").

Restructuring

          On October 8, 1999, Genesis entered into a restructuring agreement with Cypress, TPG and Nazem ( the "Restructuring Agreement") to restructure their joint investment in Genesis ElderCare Corp., the parent company of Multicare. The full text of the Restructuring Agreement is filed as Exhibit 2.1 to this report.

         Amendment to Put/Call Agreement; Issuance of Preferred Stock

         Pursuant to the Restructuring Agreement, the Put under the Put/Call Agreement was terminated in exchange for:

         o 24,369 shares of Genesis' Series H Senior Convertible Participating Cumulative Preferred Stock, which was issued to Cypress, TPG and Nazem, or their affiliated investment funds, in proportion to their respective investments in Genesis ElderCare Corp., and



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         o        17,631 shares of Genesis' Series I Senior Convertible
                  Exchangeable Participating Cumulative Preferred Stock ,which was issued to Cypress, TPG and Nazem, or their affiliated investment funds, in proportion to their respective investments in Genesis ElderCare Corp.

         In connection with the restructuring transaction, the restrictions in the Put/Call Agreement related to Genesis' right to take certain corporate actions, including its ability to sell all or a portion of its pharmacy business, were terminated. In addition, the Call under the Put/Call Agreement was amended to provide Genesis with the right to purchase all of the shares of common stock of Genesis ElderCare Corp. not owned by Genesis for two million dollars in cash at any time prior to the 10th anniversary of the closing date of the restructuring transaction. The full text of the Amended and Restated Put/Call Agreement is filed as Exhibit 10.2 to this report.

         Investment in Genesis

         Each of Cypress and TPG invested, directly or through affiliated investment funds, $25 million into Genesis in exchange for 6.25 million shares of Genesis common stock and a ten year warrant to purchase one million shares of Genesis common stock at an exercise price of $5.00 per share. In other words, Cypress and TPG in the aggregate invested $50 million in Genesis for an aggregate of 12.5 million shares of Genesis common stock and warrants to purchase two million shares of Genesis common stock. The warrant certificate establishing the terms and conditions of the warrants is filed as Exhibit 4.1 to this report.

          Registration Rights

         Subject to limitations contained in the Restructuring Agreement, the holders of the Genesis common stock, warrants, Series H Preferred Stock and Series I Preferred Stock issued in connection with the restructuring transaction and all securities issued or distributed in respect of these securities have the right on five occasions to demand registration under the Securities Act of these securities. Genesis is required to pay all registration expenses, subject to limitations contained in the Restructuring Agreement. In addition, holders of the Genesis common stock, warrants, Series H Preferred Stock and Series I Preferred Stock issued in connection with the restructuring transaction and all securities issued or distributed in respect of these securities have "piggyback" registration rights under which they have the right to include these securities in a registered offering of securities of Genesis effected on behalf of Genesis or another selling shareholder, subject to reduction by the managing underwriter of that offering, if any, if marketing factors so require.

         Amendment to Stockholders Agreement

         On November 15, 1999, the Multicare Stockholders Agreement was amended to:

         o provide that all shareholders will grant to Genesis an irrevocable proxy to vote their shares of common stock of Genesis ElderCare Corp. on all matters to be voted on by shareholders, including the election of directors;

         o provide that Genesis may appoint two-thirds of the members of the Genesis ElderCare Corp. board of directors;


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         o        omit the requirement that specified significant actions
                  receive the approval of at least one designee of each of Cypress, TPG and Genesis;

         o permit Cypress, TPG and Nazem and their affiliates to sell their Genesis ElderCare Corp. stock, subject to certain limitations contained in the Amended and Restated Stockholders Agreement;

         o provide that Genesis may appoint 100% of the members of the operating committee of the board of directors of Genesis ElderCare Corp.; and

         o        eliminate all pre-emptive rights.

The full text of the Amended and Restated Stockholders Agreement is filed as
Exhibit 10.1 to this report.


         Irrevocable Proxy

         Cypress, TPG and Nazem and their affiliated investment funds gave to Genesis an irrevocable power of attorney directing Genesis to cast for, against or as an abstention in the same proportion as the other Genesis voting securities are cast, the number of shares of securities of Genesis so that Cypress, TPG and Nazem together will not have the right to vote more than 35% of the total voting power of Genesis in connection with any vote other than a vote relating to an amendment to Genesis' articles of incorporation to amend, modify or change the terms of any class or series of preferred stock. This power of attorney will terminate upon the existence of the circumstances that would cause the standstill to terminate as described below under "-- Standstill."

         Directors of Genesis

         Pursuant to the terms of the Series H Preferred Stock, Cypress and TPG, acting jointly, or in the event that only one of Cypress and TPG then owns or has the right to acquire Genesis common stock, Cypress or TPG, as applicable, are entitled to designate a number of directors of Genesis representing at least 23% of the total number of directors constituting the full board of directors of Genesis. However, for so long as the total number of directors constituting the full board of directors of Genesis is nine or fewer, Cypress and/or TPG are only entitled to designate two directors on the Genesis board of directors. Cypress and TPG have this right to designate directors so long as they own any combination of Genesis voting securities or securities convertible into Genesis voting securities constituting more that 10% of Genesis' total voting power. For this purpose, the Series I Preferred Stock and the non-voting common stock issued upon conversion of the Series I Preferred Stock will be considered voting securities.

         Each committee of the Genesis board of directors will include at least one director designated by Cypress and/or TPG unless applicable law or the rules or regulations of the primary exchange or quotation system on which Genesis' common stock is then listed or quoted prohibits the appointment of a Cypress and/or TPG designated director to a particular committee.

         For so long as Cypress and/or TPG have the right to designate directors on the Genesis board of directors, Genesis shall not, without the consent of at least two of the Cypress/TPG designated directors:

         o enter into any transaction or series of transactions which would constitute a change in control, as defined in the Restructuring Agreement; or


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         o        engage in a "going private" transaction.


         Pre-emptive Rights

         As a result of the restructuring transaction, Cypress and TPG each have a right, subject to the limitations contained in the Restructuring Agreement, to participate in future offerings of any shares of, or securities exchangeable, convertible or exercisable for any shares of, any class of Genesis' capital stock. However, Cypress' and TPG's right to participate will not apply to the following:

         o        sales of securities in underwritten public offerings;

         o sales of warrants offered in connection with sales of debt securities pursuant to Rule 144A of the Securities Act;

         o the issuance of securities in exchange for assets or all of the stock of another company;

         o issuances and sales of securities to employees and directors pursuant to benefit plans; and

         o issuances and sales of securities in connection with joint ventures or other strategic relationships relating to a Healthcare Related Business, as such phrase is defined in the Restructuring Agreement; provided that the securities issued do not represent more than 5% of the total voting power of Genesis.

         Standstill

         The Sponsors have agreed that neither they nor their affiliates will, without Genesis' prior written consent, either alone or as part or a group, acquire any voting securities of Genesis, except for the voting securities to be issued in the restructuring transaction and pursuant to stock splits, stock dividends or other distributions or offerings made available to holders of Genesis voting securities generally. However, these restrictions will terminate if:

         o the Genesis board of directors approves a transaction with any person which would result in that person:

                  o beneficially owning securities representing more than 35% of the total voting power of Genesis; or

                  o        owning all or substantially all of Genesis' assets;

         o any person, other than Genesis in the case of an exchange offer, has commenced a tender or exchange offer for Genesis voting securities or securities exchangeable, convertible or exercisable for Genesis voting securities where all of these voting securities represent more than 35% of the total voting power of Genesis; or

         o Cypress and TPG no longer have the right to designate directors on the Genesis board of directors as described above under "-- Directors of Genesis Upon the Consummation of the Restructuring Transaction."




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Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements

         None.

(b)      Pro Forma Financial Information

         Pro forma financial information related to the Multicare restructuring transaction is incorporated by reference from Genesis' Definitive Proxy Statement filed with the Securities and Exchange Commission on October 13, 1999.

(c)      Exhibits

         2.1 Restructuring Agreement dated October 8, 1999 among The Cypress Group L.L.C., TPG Partners II, L.P., Nazem, Inc., Genesis and the other signatories thereto.

         3.1      Amendment to Genesis' Amended and Restated Articles of
                  Incorporation.

         4.1 Certificate of Designations for Genesis' Series H Senior Convertible Participating Cumulative Preferred Stock.

         4.2 Certificate of Designations for Genesis' Series I Senior Convertible Exchangeable Participating Cumulative Preferred Stock.

         4.3 Form of Warrant issued in connection with the Multicare restructuring transaction.

         10.1 Amended and Restated Stockholders Agreement dated November 15, 1999 by and among Genesis ElderCare Corp., The Cypress Group L.L.C., TPG Partners II, L.P., Nazem, Inc., Genesis and the other signatories thereto.

         10.2 Amended and Restated Put/Call Agreement dated November 15, 1999 among The Cypress Group L.L.C., TPG Partners II, L.P., Nazem, Inc., Genesis and the other signatories thereto.

         99.1     Press Release dated November 15, 1999.















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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GENESIS HEALTH VENTURES, INC.

                                  By:/s/ IRA C. GUBERNICK
                                     ------------------------------------------
                                        Vice President - Office of the Chairman
                                        and Corporate Secretary

Date:   November 29, 1999
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                                 EXHIBITS INDEX


      Exhibit No.               Description
      -----------               -----------

         2.1 Restructuring Agreement dated October 8, 1999 among The Cypress Group L.L.C., TPG Partners II, L.P., Nazem, Inc., Genesis and the other signatories thereto.

         3.1          Amendment to Genesis' Amended and Restated Articles of
                      Incorporation.

         4.1 Certificate of Designations for Genesis' Series H Senior Convertible Participating Cumulative Preferred Stock.

         4.2 Certificate of Designations for Genesis' Series I Senior Convertible Exchangeable Participating Cumulative Preferred Stock.

         4.3 Form of Warrant issued in connection with the Multicare restructuring transaction.

         10.1 Amended and Restated Stockholders Agreement dated November 15, 1999 by and among Genesis ElderCare Corp., The Cypress Group L.L.C., TPG Partners II, L.P., Nazem, Inc., Genesis and the other signatories thereto.

         10.2 Amended and Restated Put/Call Agreement dated November 15, 1999 among The Cypress Group L.L.C., TPG Partners II, L.P., Nazem, Inc., Genesis and the other signatories thereto.

         99.1         Press Release dated November 15, 1999.